Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Datascope Corp. (the ”Company”) for the Quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2006

/s/ Lawrence Saper

Lawrence Saper Chairman of the Board and Chief Executive Officer

/s/ Scott D. Kantor

Scott D. Kantor Vice President, Finance and Administration, and Chief Financial Officer